Exhibit 99.1

E2open and CC Neuberger Principal Holdings I Announce Additional $175 Million Fully Committed Common Stock PIPE at $10 per share

Leading End-to-End and Cloud-Based Supply Chain Management SaaS Platform Positioned for Continued Growth and Value Creation

Fully Committed Common Stock PIPE Led by Highly-Reputable, Concentrated Long-Only and Long-Term Investor

AUSTIN, Texas – December 22, 2020 – E2open (the “Company”), a leading network-based provider of 100% cloud-based, end-to-end supply chain management software, and CC Neuberger Principal Holdings I (NYSE: PCPL), a publicly traded special purpose acquisition company, today provided an update on activities as they move forward with their planned combination, including the announcement of an additional $175 million fully-committed PIPE at $10 per share led by a very reputable and highly-concentrated long-only investor. The PIPE also includes support from one of the largest prior fundamental investors in the transaction.

The additional PIPE will result in a total equity investment of $1.3 billion raised in the transaction, which will be used to pay down existing debt, purchase a portion of the equity owned by existing E2open owners and conservatively capitalize the Company’s balance sheet. At closing, it is expected that the company will have a net leverage ratio of approximately 2.7x its fiscal year 2022 Pro Forma Adjusted EBITDA of $121 million (February fiscal year end).

“We are excited to add another blue-chip, long-term partner to our investor base. This investment is a recognition of the tremendous opportunity in front of us and unlocks further capacity for investment in organic growth and a robust pipeline of acquisition opportunities to drive shareholder value creation,” said Michael Farlekas, Chief Executive Officer of E2open.

CC Neuberger Principal Holdings I has set a record date of December 23, 2020, and the transaction is expected to close early in the first calendar quarter of 2021. Management expects to provide a preliminary update of the unaudited financial results from its third fiscal quarter of 2021 in January.

About E2open

At E2open, we’re creating a more connected, intelligent supply chain. It starts with sensing and responding to real-time demand, supply and delivery constraints. Bringing together data from clients, distribution channels, suppliers, contract manufacturers and logistics partners, our collaborative and agile supply chain platform enables companies to use data in real time, with artificial intelligence and machine learning to drive smarter decisions. All this complex information is delivered in a single view that encompasses your demand, supply and logistics ecosystems. E2open is changing everything. Demand. Supply. Delivered.

Visit www.e2open.com.

E2open, the E2open logo, Harmony and INTTRA are registered trademarks of E2open, LLC. All other trademarks, registered trademarks and service marks are the property of their respective owners.

About CC Neuberger Principal Holdings I

CC Neuberger Principal Holdings I is a special purpose acquisition company that completed its initial public offering in April 2020, raising $414 million in proceeds. Formed and led by Chinh E. Chu, Douglas Newton, Charles Kantor and other senior professionals of CC Capital and Neuberger Berman, CC Neuberger Principal Holdings I is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. CC Neuberger Principal Holdings I’s Class A common shares, units, and warrants trade on the NYSE under the symbols "PCPL" and "PCPL WS," respectively.

Additional Information

In connection with the proposed business combination, including the domestication of CC Neuberger Principal Holdings I as a Delaware corporation, CC Neuberger Principal Holdings I has filed with the SEC a registration statement on Form S-4 containing a draft proxy statement and a draft prospectus of CC Neuberger Principal Holdings I, and after the registration statement is declared effective, CC Neuberger Principal Holdings I will mail a definitive proxy statement/prospectus relating to the proposed business combination to its shareholders. This announcement does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. CC Neuberger Principal Holdings I’s shareholders and other interested persons are advised to read the draft proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about CC Neuberger Principal Holdings I, the Company and the business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to shareholders of CC Neuberger Principal Holdings I as of a record date to be established for voting on the proposed business combination. Shareholders are able to obtain copies of the draft proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: CC Neuberger Principal Holdings I, 200 Park Avenue, New York, NY 10166.

Participants in the Solicitation

CC Neuberger Principal Holdings I and its directors and executive officers may be deemed participants in the solicitation of proxies from CC Neuberger Principal Holdings I’s shareholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in CC Neuberger Principal Holdings I is contained in CC Neuberger Principal Holdings I’s final prospectus related to its initial public offering dated April 23, 2020, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to CC Neuberger Principal Holdings I, 200 Park Avenue, New York, NY 10166. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of CC Neuberger Principal Holdings I in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the draft proxy statement for the proposed business combination.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CC Neuberger Principal Holdings I or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward Looking Statements

Certain statements in this press release may be considered forward-looking statements. Forward-looking statements generally relate to future events or CC Neuberger Principal Holdings I’s or the Company’s future financial or operating performance. For example, projections of future growth, financial performance, and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by CC Neuberger Principal Holdings I and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the business combination; (2) the outcome of any legal proceedings that may be instituted against CC Neuberger Principal Holdings I, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (3) the inability to complete the business combination due to the failure to obtain approval of the shareholders of CC Neuberger Principal Holdings I, to obtain financing to complete the business combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet stock exchange listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in CC Neuberger Principal Holdings I’s final prospectus relating to its initial public offering dated April 23, 2020.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither CC Neuberger Principal Holdings I nor the Company undertakes any duty to update these forward-looking statements.

The closing of the additional PIPE is conditioned upon the closing of the proposed business combination. The intended uses of the cash proceeds of the transaction assumes no redemptions by shareholders of CC Neuberger Principal Holdings I.

Contacts

Investor Contacts

Michael Bowen

ICR, Inc.

Michael.Bowen@icrinc.com

203-682-8299

Marc P. Griffin

ICR, Inc.

Marc.Griffin@icrinc.com

646-277-1290

Media Contacts

CC Neuberger Principal Holdings I

CC Capital

Jonathan Keehner / Julie Oakes / Kate Thompson

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Neuberger Berman

Alex Samuelson

Alexander.Samuelson@NB.com

(212) 476-5392